UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 8, 2006
INFINITY ENERGY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

COLORADO (State or other jurisdiction of incorporation or organization)	0-17204 (Commission File Number)	20-3126427 (I.R.S. Employer Identification Number)

950 Seventeenth Street, Suite 800 Denver, Colorado (Address of principal executive offices)	80202 (Zip Code)
Registrant’s telephone number, including area code: (720) 932-7800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Press Release dated March 2, 2006
Press Release dated March 7, 2006

Item 2.02.Results of Operations and Financial Condition
Item 9.01.Financial Statements and Exhibits
Signature
Exhibit Index

Item 2.02. Results of Operations and Financial Condition.
     On March 2, 2006, Infinity Energy Resources, Inc. (“Infinity”) issued a press release providing an update of its operations and on March 7, 2006, Infinity issued a press release announcing its financial and operational results for the year ended December 31, 2005. Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.
     The information in this Current Report on Form 8-K, including the exhibits hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 99.1 Press Release, dated March 2, 2006

Exhibit 99.2 Press Release, dated March 7, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2006
Infinity Energy Resources, Inc.

	By:	/s/ Timothy A. Ficker
Timothy A. Ficker Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated March 2, 2006
99.2	Press Release, dated March 7, 2006